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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


           Date of Earliest Event Reported:  September 17, 1998



                         INSIGNIA PROPERTIES TRUST
          (Exact name of registrant as specified in its charter)


      Maryland                                1-14179
  (State or other                           (Commission
  jurisdiction of                           file number)
   incorporation)

                       One Insignia Financial Plaza
                              P. O. Box 19059
                     Greenville, South Carolina  29602
           (Address of principal executive offices)  (Zip code)

            Registrant's telephone number, including area code:
                              (864) 239-1300



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective on September 17, 1998, Angeles Mortgage Investment Trust, an unincorporated California business trust ("AMIT"), merged (the "Merger") with and into Insignia Properties Trust, a Maryland real estate investment trust ("IPT"), pursuant to an Agreement and Plan of Merger dated as of July 18, 1997 (the "Merger Agreement"). In the Merger, each issued and outstanding Class A common share of AMIT, par value $1.00 per share, was converted into a right to receive 1.516 common shares of beneficial interest, par value $.01 per share, of IPT ("IPT Common Shares"), and each issued and outstanding Class B common share of AMIT, par value $.01 per share, was converted into a right to receive 0.0309 IPT Common Shares. IPT issued approximately 4,018,778 IPT Common Shares to the former AMIT shareholders in the Merger, including approximately 146,749 IPT Common Shares issued to a wholly-owned subsidiary of Insignia Financial Group, Inc., which is the majority shareholder of IPT ("Insignia") in exchange for its ownership of 96,800 Class A common shares of AMIT and approximately 51,825 IPT Common Shares issued to Metropolitan Asset Enhancement, L.P., a Delaware limited partnership and affiliate of IPT and Insignia, in exchange for its ownership of 1,675,113 Class B common shares of AMIT.
Approximately 23,446,538 IPT Common Shares were outstanding immediately following the Merger. Class A and Class B common shares of AMIT are no longer transferable and certificates evidencing such shares represent only the right to receive, without interest, IPT Common Shares, in accordance with the provisions of the Merger Agreement. Cash will be paid in lieu of fractional IPT Common Shares.

     The shareholders of AMIT and IPT approved the Merger at special meetings held on September 4, 1998 and September 14-15, 1998, respectively. The consideration of the Merger was determined through negotiations between the managements of AMIT and IPT and was approved by their respective board of trustees.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired

               AMIT's Consolidated Financial Statements at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

          (b)  Pro Forma Financial Information

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1998 and the year ended December 31, 1997.

               The foregoing financial statements are incorporated herein by reference from IPT's Registration Statement on Form S-4 (No. 333-53815) filed with the Commission on August 10, 1998.

          (c)  Exhibits

               The following Exhibits are filed as part of this report:

               2.1 Agreement and Plan of Merger, dated as of July 18, 1997, among AMIT, IPT, Insignia Financial Group, Inc. and MAE GP Corporation (included as Annex A to the Proxy Statement and Prospectus contained in IPT's Registration Statement on Form S-4 (No. 333-53815) and incorporated herein by reference).



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INSIGNIA PROPERTIES TRUST


                              /s/ Jeffrey P. Cohen
                              ---------------------------------
                              Jeffrey P. Cohen
                              Senior Vice President

Date:  September 30, 1998


                               EXHIBIT INDEX


Exhibit
Number                        Description
-------                       -----------

 2.1 Agreement and Plan of Merger, dated as of July 18, 1997, among AMIT, IPT, Insignia Financial Group, Inc. and MAE GP
           Corporation (included as Annex A to the Proxy Statement and Prospectus contained in IPT's Registration Statement on Form S-4 (No. 333-53815) and incorporated herein by reference).